SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is August 28, 2018.

MFS® Institutional International Equity Fund

Effective on or about November 1, 2018, the fourth paragraph in the section entitled "How to Purchase Shares" under the main heading entitled "How to Purchase and Redeem Shares" is restated in its entirety as follows:
Payments by check should be made to the order of [insert name of fund] and sent to that particular fund as follows: MFS Service Center, Inc., P.O. Box 219341, Kansas City, MO 64121-9341.

Effective on or about November 1, 2018, the address for "MFS Service Center, Inc." in the paragraph directly under the section entitled "Statement of Additional Information (SAI)." on the back cover page is restated as follows:

MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341

1035849                         1                          IIE-SUP-I-082818